DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund
Delaware Global Real Estate Opportunities Fund
Delaware U.S. Growth Fund
(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated February 28, 2014

The second paragraph under “Investment Objectives, Restrictions, and Policies – Nonfundamental Investment Restrictions” in the Funds’ Statement of Additional Information is deleted in its entirety and replaced with the following:

In applying Delaware Global Real Estate Opportunities Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry), real estate and real estate related issuers mean at least 50% of the issuer’s revenue is from real estate or at least 50% of the issuer’s assets are in real estate. In applying Delaware U.S. Growth Fund’s policy on concentration, it will divide the technology sector into various sub-categories (e.g., computer manufacturers, information technology services, semiconductor and other equipment manufacturers, and telecommunication services).

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Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This supplement is dated July 11, 2014.